UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022  (September 27, 2022)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301 Castle Rock, CO 80109
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       Departure and Appointment of Certain Officers.

Chief Financial Officer Retirement

Effective as of September 26, 2022, Mr. Jeffrey G. McGonegal stepped down from his long-time position as the Chief Financial Officer (principal financial officer and principal accounting officer) (“CFO”) of Riot Blockchain, Inc. (“Riot” or the “Company”), as part of his planned retirement pursuant to the CFO transition previously announced by the Company (the “CFO Transition”). As part of the CFO transition, Mr. McGonegal will continue to be employed by the Company, as a Senior Advisor to assist with the CFO Transition, through the end of the current employment term of the Amended and Restated Executive Employment Agreement with the Company, as amended, (the “McGonegal Employment Agreement”) which is set to expire as of February 7, 2023. Additionally, the Board has authorized the Company to retain Mr. McGonegal as a Senior Advisor to further assist with the CFO Transition for at least six months following the end of the current term of the McGonegal Employment Agreement, as may be agreed by the parties at that time. As part of the CFO Transition, the McGonegal Employment Agreement was automatically amended, effective as of September 26, 2022, to reflect the change in Mr. McGonegal’s title from CFO to Senior Advisor, with all other terms of the agreement remaining as disclosed by the Company as Exhibits 10.8, 10.9 and 10.10 of the Company’s annual report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on March 16, 2022 (the “2021 Form 10-K”). Mr. McGonegal’s compensatory arrangements did not change as a result of the CFO Transition.

Chief Financial Officer Appointment

Pursuant to the previously announced CFO Transition, Mr. Colin M. Yee, age 46, was appointed as the Company’s CFO (principal financial officer), effective as of September 26, 2022, immediately following Mr. McGonegal stepping down as the Company’s CFO. Mr. Yee has served as the Head of Corporate and Financial Operations at the Company since April 2022. Prior to joining Riot, Mr. Yee was the Chief Financial Officer of a mid-market private equity firm specializing in renewable energy and infrastructure, the CFO of a publicly traded real estate company in Canada, and most recently, the Chief Operating Officer and Chief Financial Officer of a family office with controlling interests in companies focused on construction and geothermal systems. He is a Chartered Professional Accountant and holds Bachelor of Science and Bachelor of Commerce degrees from the University of Calgary. There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Yee and any of Riot’s other executive officers or directors or persons nominated or chosen to become a director or executive officer of the Company. There are no transactions in which Mr. Yee has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Yee was not appointed CFO pursuant to any arrangement with the Company or any of its directors or officers, and there are no compensatory arrangements between Mr. Yee and the Company, or any of its directors or officers, other than the Yee Employment Agreement, as described under Item 5.02(e) below.

Chief Accounting Officer Appointment

Pursuant to the previously announced CFO Transition, Mr. Ryan D. Werner, age 43, was appointed as the Company’s Chief Accounting Officer (principal accounting officer) (“CAO”), effective as of September 26, 2022, immediately following Mr. McGonegal stepping down as the Company’s principal accounting officer. Mr. Werner has served as the Company’s Vice President of Finance since joining Riot in March 2021. Prior to joining Riot, Mr. Werner was a Senior Director of Real Estate and Transactions Accounting at UDR, Inc., a publicly traded real estate company in Colorado, and has extensive audit experience. Mr. Werner is a Certified Public Accountant and holds a bachelor’s degree in accounting and business administration with an emphasis in finance, and a master’s degree in accounting and information systems from The University of Kansas. There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Werner and any of Riot’s other executive officers or directors or persons nominated or chosen to become a director or executive officer of the Company. There are no transactions in which Mr. Werner has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Werner was not appointed CAO pursuant to any arrangement with the Company or any of its directors or officers, and there are no compensatory arrangements between Mr. Werner and the Company, or any of its directors or officers, other than the Werner Employment Agreement, as described under Item 5.02(e) below.

(e)	Compensatory Arrangements of Certain Officers.

Conversion of Restricted Stock Unit Awards to Restricted Stock Awards.

Effective September 27, 2022, the Compensation and Human Resources Committee (“Committee”) of the Board of Directors of the Company, in its capacity as administrator of the Riot Blockchain, Inc. 2019 Equity Incentive Plan, as amended, (the “2019 Equity Plan”) and any sub-plans adopted thereunder, including the Company’s performance-incentive plan adopted by the Committee as of August 12, 2021 (the “Performance Plan”), authorized and approved the adoption of new forms of equity award agreements under the 2019 Equity Plan to cover awards of service-based restricted shares of the Company’s Common Stock (“RSAs”) and awards of performance-based restricted shares of the Company’s Common Stock (“PSAs”) granted to eligible award recipients under the 2019 Equity Plan, copies of which are attached as Exhibits 10.1 and 10.2 hereto, respectively (collectively, the “Restricted Stock Award Agreements”). These Restricted Stock Award Agreements are on substantially the same terms as the service-based restricted stock unit (“RSU”) and performance-based restricted stock unit (“PSU”) award agreements previously disclosed by the Company, including with respect to vesting, dividend rights, forfeiture and restrictions on transfer; however, unlike the RSUs and PSUs they replace, shares are issued as of the grant date for each RSA or PSA, and the recipients thereof have all of the attendant rights of Company stockholders with respect to the issued shares, subject to the restrictions, risk of forfeiture and other limitations specified in the forms of Restricted Stock Award Agreements attached hereto. This summary of the forms of Restricted Stock Award Agreements is qualified in its entirety by reference to the full text of the Restricted Stock Award Agreements, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein.

The Committee also authorized the amendment of the Performance Plan to permit PSAs to be granted thereunder. All other provisions of the Performance Plan, as previously disclosed by the Company on its current report on Form 8-K filed on August 16, 2021, remain unchanged.

Finally, the Committee, in its capacity as administrator of the 2019 Equity Plan and the Performance Plan adopted thereunder, authorized the conversion, effective as of September 27, 2022, of all outstanding unvested awards of RSUs and PSUs granted under the 2019 Equity Plan into unvested RSAs and PSAs under the 2019 Equity Plan, on a one-for-one basis, on substantially the same terms as the RSU and PSU awards they replace. Accordingly, effective as of September 27, 2022, all outstanding unvested grants of RSUs and PSUs under the 2019 Equity Plan were cancelled and replaced, on a one-for-one basis, with unvested grants of RSAs and PSAs under the 2019 Equity Plan. These replacement RSAs and PSAs are granted pursuant to Restricted Stock Award Agreements to be entered into between with Company and the applicable equity award recipients under the 2019 Equity Plan, as authorized by the Committee in its capacity as administrator of the 2019 Equity Plan and the Performance Plan adopted thereunder.

Adoption of Standard Form of Executive Employment Agreement; Amendments to Existing Executive Employment Agreements.

Effective as of September 27, 2022, the Board, upon recommendation of the Committee and its advisors, authorized and approved the amendment of all current employment agreements between the Company and its executive officers, other than the McGonegal Employment Agreement, to comport with the terms of the standard form of executive employment agreement for the Company (the “Form Executive Employment Agreement”) adopted by the Board upon the recommendation of the Committee, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein. The Form Executive Employment Agreement is based on the agreements currently in place with the Company’s executive officers, as previously disclosed by the Company in the 2021 Annual Report, with certain clerical changes made to standardize the agreement’s terms and to clarify the rights, duties and obligations of the Company and its executive officers, including with respect to bonus and equity compensation, benefits, expense reimbursements, termination events, and payments upon separation. Accordingly, as authorized and directed by the Board and the Committee, the Company will enter into amended and restated executive employment agreements with its officers (other than Mr. McGonegal) pursuant to the standard Form Executive Employment Agreement. Except as disclosed by the Company, these amendments will not affect the employment terms, compensation arrangements, or other rights of the Company’s executive officers, as previously disclosed by the Company. This summary of the Executive Employment Agreement is qualified in its entirety by reference to the full text of the Executive Employment Agreement filed as Exhibit 10.3 to this Current Report and incorporated by reference herein. The foregoing description of the Yee Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Yee Employment Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Chief Financial Officer Agreement

Effective as of September 27, 2022, Mr. Colin Yee was appointed as the Company’s CFO (principal financial officer), as part of the previously announced CFO transition. Prior to being appointed CFO, Mr. Yee had previously been engaged by the Company to serve as its Head of Corporate and Financial Operations pursuant to an agreement dated April 12, 2022 (the “Yee Agreement”). Upon his appointment as CFO, the Yee Agreement was automatically amended to reflect his appointment as CFO and to comport with the terms of the Form Executive Employment Agreement adopted by the Committee for the Company, with all other terms of the Yee Agreement remaining unchanged. Under terms of the amended Yee Agreement, Mr. Yee has agreed to serve as the Company’s CFO for an initial term expiring as of April 12, 2024, which may be extended by the parties at that time. Under the amended Yee Agreement, Mr. Yee’s annualized base compensation is $350,000 per year, and he is eligible to receive additional incentive compensation under the annual incentive compensation program adopted by the Committee based on the Company’s evaluation of his performance as the Company’s CFO, which will be paid in accordance with the Company’s regular payroll practices. Further, Mr. Yee is eligible to receive equity awards under the 2019 Equity Plan as compensation for serving as the Company’s CFO. Mr. Yee’s engagement by the Company is terminable at will, and all of the compensation afforded to him thereunder is subject to and contingent upon his continued service with the Company. The foregoing description of the amended Yee Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form Executive Employment Agreement filed as Exhibit 10.3 to this Current Report, which is incorporated by reference herein.

Prior to his appointment as CFO, Mr. Yee was granted an award of 100,565 RSUs under the 2019 Equity Plan as of April 12, 2022, which are eligible to vest in eight (8) approximately equal quarterly installments following the grant date, subject to Mr. Yee’s continued service with the Company through the applicable vesting dates. Furthermore, as of June 1, 2022, Mr. Yee was enrolled in the Performance Plan adopted by the Committee under the 2019 Equity Plan, and was granted an unvested and contingent target award of 242,000 PSUs thereunder, representing the total maximum target award of shares allocated to Mr. Yee under the Performance Plan. This target award represents the unvested and contingent right to receive shares of Riot’s Common Stock based on Company’s achievement, during the performance period expiring December 31, 2023 (the “Performance Period”), of the Infrastructure Development Target and the Financial Performance Target established for the Company under the Performance Plan, which is evaluated by the Committee on a quarterly basis. The Infrastructure Development Target and the Financial Performance Target are defined in the Performance Plan and described in detail in the forms of Restricted Stock Award Agreements attached as Exhibits 10.1 and 10.2 hereto, which are incorporated by reference herein. As provided under the Performance Plan and the applicable award agreement, vesting of the shares comprising the target award is contingent upon the award recipient’s continued service with the Company though the applicable vesting date, and any shares of the total target award remaining unvested as of the end of the Performance Period will automatically be forfeited and cancelled without consideration. As part of the conversion authorized by the Committee and described above in this Current Report, all RSUs and PSUs granted to Mr. Yee under the 2019 Equity Plan were automatically converted to RSAs and PSAs pursuant to Restricted Stock Award Agreements between Mr. Yee and the Company, effective as of September 27, 2022.

Upon his appointment as CFO, Mr. Yee was granted 74,294 RSAs under the 2019 Equity Plan pursuant to a Restricted Stock Award Agreement with the Company, which are eligible to vest in two (2) approximately equal annual tranches as of June 1, 2023, and June 1, 2024.

As provided under the 2019 Equity Plan and the applicable award agreements, each of these equity awards is subject to forfeiture until vesting, which is contingent upon Mr. Yee’s continued service with the Company through the applicable vesting date.

Chief Accounting Officer Agreement

Effective as of September 27, 2022, Mr. Ryan D. Werner was appointed as the Company’s CAO (principal accounting officer), as part of the previously announced CFO transition. Prior to being appointed CAO, Mr. Werner had previously been engaged by the Company to serve as its Vice President of Finance pursuant to an agreement dated March 15, 2021 (the “Werner Agreement”). Upon his appointment as CAO, the Werner Agreement was automatically amended to reflect his appointment as CAO and to comport with the terms of the Form Executive Employment Agreement adopted by the Committee for the Company, with all other terms of the Werner Agreement remaining unchanged. Under terms of the amended Werner Agreement, Mr. Werner has agreed to serve as the Company’s CAO for an initial term expiring as of March 15, 2023, which may be extended by agreement of the parties at that time. Pursuant to the amended Werner Agreement, Mr. Werner’s annualized base compensation is $275,000 per year, and he is eligible to receive additional incentive compensation under the annual incentive compensation program adopted by the Committee based on the Company’s evaluation of his performance as the Company’s CAO, which will be paid in accordance with the Company’s regular payroll practices. Further, Mr. Werner is eligible to receive equity awards under the 2019 Equity Plan as compensation for serving as the Company’s CAO. Mr. Werner’s engagement by the Company is terminable at will, and all of the compensation afforded to him thereunder is subject to and contingent upon his continued service with the Company.

Prior to his appointment as CAO, Mr. Werner was granted an award of 2,500 RSUs under the 2019 Equity Plan, which were eligible to vest in four (4) equal quarterly installments following the grant date, 100% of which had vested and been settled in shares of Riot’s Common Stock as of his appointment as CAO. Furthermore, as of August 12, 2021, Mr. Werner was enrolled in the Performance Plan adopted by the Committee under the 2019 Equity Plan and was granted an unvested and contingent target award of 120,000 PSUs. As part of the conversion authorized by the Committee and described above in this Current Report, all RSUs and PSUs granted to Mr. Werner under the 2019 Equity Plan were automatically converted to RSAs and PSAs pursuant to Restricted Stock Award Agreements between Mr. Werner and the Company, effective as of September 27, 2022.

Upon his appointment as CAO, Mr. Werner was granted 148,588 RSAs under the 2019 Equity Plan pursuant to a Restricted Stock Award Agreement with the Company, which are eligible to vest in two (2) approximately equal annual tranches as of June 1, 2023, and June 1, 2024. Upon his appointment, Mr. Werner was also awarded 85,998 additional PSAs under the Performance Plan, which were added to the remaining unvested portion of the total target award allocated to Mr. Werner under the Performance Plan. As provided under the Performance Plan and the applicable award agreement, vesting of the shares comprising the target award is contingent upon the award recipient’s continued service with the Company though the applicable vesting date, and any shares of the total target award remaining unvested as of the end of the Performance Period will automatically be forfeited and cancelled without consideration.

As provided under the 2019 Equity Plan and the applicable award agreements, each of these equity awards is subject to forfeiture until vesting, which is contingent upon Mr. Werner’s continued service with the Company through the applicable vesting date.

Item 9.01. (d) Exhibits.	Financial Statements and Exhibits.
Exhibit Number	Description

10.1	Form of Service-Based Restricted Stock Award Agreement.
10.2	Form of Performance-Based Restricted Stock Award Agreement.
10.3	Form of Executive Employment Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBLR document.)

 S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Ryan D. Werner
Ryan D. Werner
Chief Accounting Officer (principal accounting officer)

Date: October 3, 2022